                                                                  EXHIBIT 10.12

                              STANDARD SUBLEASE

                 American Industrial Real Estate Association

                                    [AIR LOGO]

1. PARTIES. This Sublease, dated, for reference purposes only, March 27, 1996, is made by and between Sega of America, Inc. (herein called
"Sublessor") and Cybercash, Inc. (herein called "Sublessee").

2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of San Mateo, State of California, commonly known as 303 Twin Dolphin Drive, Suite 200, Redwood City, CA and described as approximately 22,414 Rentable square feet.

Said real property, including the land and all improvements thereon, is hereinafter called the "Premises".

3.  TERM.

    3.1 TERM. The term of this Sublease shall be for 24.5 months commencing on May 1, 1996 and ending on May 14, 1998 unless sooner terminated pursuant to any provision hereof.

    3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date, Sublessor shall not be subject to any liability therefore nor shall such failure affect the validity of this Lease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee, provided, however, that if Sublessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, cancel this Sublease, in which event the parties shall be discharged from all obligations thereunder. If Sublessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date and Sublessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Sublessee shall pay to Sublessor as rent for the Premises equal monthly payments of $52,672.90 in advance on the 1st day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $52,672.90 as rent for the first month.

Rent for any period during the term hereof which is for less than one month shall be a prorata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $52,672.90 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion or said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If
Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6.  USE.

    6.1 USE. The Premises shall be used and occupied only for Software development, storage, distribution, office, marketing and other related legal uses, and for no other purpose.

    6.2  COMPLIANCE WITH LAW.

         (a) Sublessor warrants to Sublessee that the Premises in its existing state, but without regard to the use for which Sublessee will use the Premises does not violate any applicable building code regulation or ordinance at the time that this Sublease is executed. In the event that it is determined that this warranty has been violated, that it shall be the obligation of the Sublessor, after written notice from Sublessee, to promptly, at Sublessor's sole cost and expense, rectify any such violation in the event that Sublessee does not give to Sublessor written notice of the violation of this warranty within 1 year from the commencement of the term of this Sublease, it shall be conclusively deemed that such violation did not exist and the correction of the same shall be the obligation of the Sublessee.

         (b) Except as provided in paragraph 6.2(a), Sublessee shall, at Sublessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to created waste or a nuisance or if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

    6.3 CONDITION OF PREMISES. Except as provided in paragraph 6.2(a) Sublessee hereby accepts the Premises in their condition existing as of the date of the execution hereof subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

7.  MASTER LEASE.

    7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter referred to as the "Master Lease", a copy of which is attached hereto marked Exhibit 1, dated April 23, 1993, wherein Provident Central Credit Union, a California cooperative financial institution is the lessor, hereinafter referred to as the "Master Lessor".

    7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

    7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used, it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

    7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom paragraphs: 1.2.1; 3.1; 3.1.1; 5.1; 5.9

    7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the Sublessee's Assumed Obligations." The obligations that the Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations."

    7.6 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

    7.7 Sublessor agrees to maintain the Master lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

    7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.


8.  ASSIGNMENT OF SUBLEASE AND DEFAULT.

    8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject, however, to terms of Paragraph 8.2 hereof.

    8.2 Master Lessor by executing this document, agrees that until a default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all rents owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the rents from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

    8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents so paid by Sublessee.

    8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.


9.  CONSENT OF MASTER LESSOR.

    9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

    9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then this Sublease, nor the Master Lessor's consent, shall not be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving guarantors consent to this Sublease and the terms thereof.

    9.3  In the event that Master Lessor does give such consent then

         (a) Such consent will not release Sublessor of its obligations or after the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

         (b) The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

         (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

         (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

         (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor nor any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

         (f) In the event that sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall master Lessor be liable for any other defaults of the Sublessor under the Sublease.

    9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

    9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

    9.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.


10.  BROKERS FEE.

     10.1 Upon execution hereof by all parties, Sublessor shall pay to BT COMMERCIAL, a licensed real estate broker, (herein called "Broker"), a fee as set forth in a separate agreement between Sublessor and Broker.

     10.2 Sublessor agrees that if Sublessee exercises any option or right of first refusal granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, or if Broker is the procuring cause of any lease, sublease, or sale pertaining to the Premises or any adjacent property which Sublessor may own or in which Sublessor has an interest, then as to any of said transactions Sublessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph 10.2 is limited to a transaction in which Sublessor is acting as a sublessor, lessor or seller.

    10.3 Master Lessor agrees, by its consent to this Sublease, that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend the Master Lease, to renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of its consent to this Sublease.

    10.4 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, as to any extension or renewal, upon the execution of any new lease, as to a new lease transaction or the exercise of a right of first refusal to lease, or at the close or escrow, as to the exercise of any option to purchase or other sale transaction.

    10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.


11. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provision of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder

12. ADDITIONAL PROVISIONS. [If there are no additional provisions draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.]

See attached addendum



        IF THIS SUBLEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION RELATING THERETO.

Executed at                                         Sega of America, Inc.
           ---------------------------------        ------------------------------------
on                                                  By  [SIG]                  4/12/96
  ------------------------------------------          ----------------------------------
address                                             By
       -------------------------------------          ----------------------------------

                                                       "Sublessor" (Corporate Seal)
--------------------------------------------


Executed at                                         Cybercash, Inc.
           ---------------------------------        ------------------------------------
on                                                  By   [SIG]
  ------------------------------------------          ----------------------------------
address                                             By
       -------------------------------------          ----------------------------------

                                                       "Sublessee" (Corporate Seal)


Executed at                                         Provident Central Credit Union
           ---------------------------------        ------------------------------------
on                                                  By
  ------------------------------------------          ----------------------------------
address                                             By
       -------------------------------------          ----------------------------------

                                                       "Master Lessor" (Corporate Seal)
--------------------------------------------

Executed at
           ---------------------------------        ------------------------------------
on
  ------------------------------------------        ------------------------------------
address
       -------------------------------------        ------------------------------------

                                                               "Guarantors"
--------------------------------------------
                                                                         Form  401 778

NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN REAL ESTATE ASSOCIATION, 345 So. Figueroa St., M-1, Los Angeles, CA 90071 (213) 687-8777

                              ADDENDUM NUMBER ONE


This Addendum is made a part of the Sublease dated March 27,1996 between Sega of America, Inc., as sublessor, and CyberCash, Inc., as Sublessee, for the premises at 303 Twin Dolphin Drive, Suite 200, Redwood City, California.

13. For purposes of this Sublease, Base Operating Expenses (para 2.31) shall be those Operating Expenses established by Landlord for calendar year 1996. Sublessee shall be responsible for increases to Operating Expenses and Real Estate Taxes in excess of Base Operating Expenses in accordance with paragraph 2.3 of the Master Lease.

14. Sublessor shall deliver the Premises, including the existing furniture and office fixtures pursuant to paragraph 1.5 of the Master Lease, in clean and orderly condition. Otherwise, Sublessee shall take the Premises in "as is" condition.

15. A complete inventory of the furniture and fixtures in place in the Premises which are subject to paragraph 1.5 of the Master Lease is attached hereto as Schedule 1.

16. Effective upon the full execution of and commencement of this Sublease, Sublessor shall be deemed to have waived its rights under the Extension Option (para. 1.2.2 of the Master Lease) and Early Termination Right (para.1.2.1. of the Master Lease).

17. Sublessor hereby acknowledges that Sublessee may, at Sublessee's option, (1) install improvements to the Premises, and/or (2) sub-sublease all or a portion of the Premises during this Sublease term, subject to the terms of the Master Lease, and Sublessor's consent to one or both shall not be unreasonably withheld, conditioned, or delayed.

18. Sublessee shall have the right to early access to the Premises at any time after April 20, 1996 in order TO install its phone and data lines within the Premises, subject to the terms of this Sublease (other than the obligation to pay rent) and the Master Lease, as applicable.

19. In addition to those paragraphs of the Master Lease excluded from the Sublease per Sublease paragraph 7.4, the following paragraphs of the Master Lease shall also be excluded: 1.4, 2.2, 2.3.1, 2.3.2, 2.5, 2.7*, 11.4. Master Lease paragraphs
                 3.1.1,5.1 and 5.9, excluded per paragraph 7.4, shall remain a part of this Sublease.

                 *Sublessee shall have no liability, under paragraph 2.7, to Master Lessor for Sublessor's late payment or default.

20. SUBLESSOR HEREBY ACKNOWLEDGES THAT SUBLESSEE'S OCCUPANCY OF THE PREMISES ON OR BEFORE MAY 1, 1996 IS CRITICAL TO SUBLESSEE'S BUSINESS. THEREFORE, SUBLESSOR SHALL PAY TO SUBLESSEE $1,800 PER DAY AS LIQUIDATED DAMAGES FOR EVERY DAY SUBLESSEE IS DENIED POSSESSION OF THE PREMISES COMMENCING AS OF MAY 1, 1996. THE PARTIES AGREE THAT IT WOULD BE IMPRACTICABLE AND EXTREMELY

                 DIFFICULT TO ASCERTAIN THE ACTUAL DAMAGES SUFFERED BY SUBLESSEE AS A RESULT OF SUBLESSOR'S FAILURE TO DELIVER POSSESSION OF THE PREMISES TO SUBLESSEE ON OR BEFORE MAY 1, 1996, AND THAT UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS SUBLEASE, LIQUIDATED DAMAGES IN THE AMOUNT OF $1,800 PER DAY REPRESENTS A REASONABLE ESTIMATE OF THE DAMAGES WHICH SUBLESSEE WILL INCUR AS A RESULT OF SUCH FAILURE.

21. In the event of Sublessor's default under any of the provisions of the Master Lease, the rent due from Sublessee under the Sublease shall be deemed assigned to Master Lessor and Master Lessor shall have the right, under such default, at any time at its option, to give notice to Sublessee of such assignment. Master Lessor shall credit Sublessor with any rent received by Master Lessor under such assignment, but the acceptance of any payment on account of rent from Sublessee as the result of any such default shall in no manner whatsoever serve to release Sublessor from any liability under the terms, covenants, conditions, provisions or agreements under the Master Lease, except to the extent of the rent so credited.

                 Master Lessor covenants that if, and so long as, Sublessee keeps and performs each and every covenant agreement term, provision and condition contained in the Sublease and Master Lease, and provideD that Sublessee attorns to Master Lessor, Sublessee shall quietly enjoy the premises from and against the claims of all persons.

Sublessor

SEGA OF AMERICA, INC.

By: [SIG]                                 Date: 4/12/96
   --------------------------             -----------------------------


Its:  VP Admin.
    -------------------------

Sublessee

CYBERCASH, INC.

By: [SIG]                                 Date:
   --------------------------             -----------------------------

Its: CFO
    -------------------------

Master Lessor

PROVIDENT CENTRAL CREDIT UNION

By:                                       Date:
   --------------------------             -----------------------------

Its:
    -------------------------